UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2010

THWAPR, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53640	26-1359430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 12th Avenue, 3rd Floor New York, NY 10001
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (212) 268-0220

Former Name or Former Address, if Changed Since Last Report: Seaospa, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

⁭      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Thwapr, Inc., a Nevada corporation formerly known as Seaospa, Inc. (the “Company”), is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities and Exchange Commission on April 2, 2010 (the “Original 8-K”), to include the December 31, 2009 audited financial statements of Thwapr, Inc., a Delaware corporation which became the Company’s wholly owned subsidiary and operating company as a result of the consummation of the transactions contemplated by the Exchange Agreement as described in the Original 8-K.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of Thwapr for the years ended December 31, 2008 and 2007, and the unaudited consolidated financial statements for the nine months ended September 30, 2009, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1 of this Form 8-K.  The audited consolidated financial statements of Thwapr for the year ended December 31, 2009, including the notes thereto, are incorporated herein by reference to Exhibit 99.4 of this Form 8-K.

(d)           Exhibits.

Exhibit
Number	Description

2.1	Share Exchange Agreement, dated March 5, 2010 (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on March 9, 2010).

3.1
Articles of Incorporation of the Registrant, dated November 2, 2007, including all amendments to date (incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010).

3.2	By-laws of the Registrant, dated November 2, 2007 (incorporated by reference to Exhibit 3.2 of Registrant’s Registration Statement on Form S-1 filed on February 9, 2009).

4.1	Form of Stock Specimen (incorporated by reference to Exhibit 4.1 of Registrant’s Registration Statement on Form S-1 filed on February 9, 2009).

10.1
Subscription Agreement, dated November 2, 2007, by and between the Registrant and Yakov Terner (incorporated by reference to Exhibit 10.1 of Registrant’s Registration Statement on Form S-1 filed on February 9, 2009).

10.2
Subscription Agreement, dated November 2, 2007, by and between Registrant and Yossi Benitah (incorporated by reference to Exhibit 10.2 of Registrant’s Registration Statement on Form S-1 filed on February 9, 2009).

10.3	Form of Regulation S Subscription Agreement, (incorporated by reference to Exhibit 10.3 of Registrant’s Registration Statement on Form S-1 filed on February 9, 2009).

10.4
Exchange Offer Agreement, dated July 20, 2009, by and among Mobile Video Development, Inc. and the stockholders listed therein (incorporated by reference to Exhibit 10.4 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010).

10.4(a)
Addendum No. 1 to Exchange Offer Agreement, dated February 2010, by and among Thwapr, Inc. and the stockholders listed therein (incorporated by reference to Exhibit 10.4(a) of the Registrant’s Current Report on Form 8-K filed on April 2, 2010).

10.5	Form of Warrant to Purchase Common Stock of Thwapr, Inc.(incorporated by reference to Exhibit 10.5 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

10.6
Letter Agreement, dated March 31, 2009, by and between Mobile Video Development, Inc. and Bruce Goldstein, on behalf of Universal Management, Inc.(incorporated by reference to Exhibit 10.6 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

10.7
Letter Agreement, dated March 31, 2009, by and between Mobile Video Development, Inc. and Barry Hall, on behalf of Carlaris, Inc.(incorporated by reference to Exhibit 10.7 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

10.8	Form of Indemnification Agreement for the officers and directors of Seaospa, Inc.(incorporated by reference to Exhibit 10.8 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

10.9
Registration Rights Agreement, dated March 29, 2010, by and among Seaospa, Inc. and the stockholders listed therein.(incorporated by reference to Exhibit 10.9 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

99.1	Thwapr Audited and Unaudited Financial Statements (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

99.2	Pro Forma Financial Statements (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

99.3	Consent of Rose Snyder & Jacobs (incorporated by reference to Exhibit 99.3 of the Registrant’s Current Report on Form 8-K filed on April 2, 2010)

99.4*	Thwapr Audited Financial Statements for the year ended December 31, 2009

*      -     Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2010	THWAPR, INC.

	By:	/s/ Barry Hall
Barry Hall
Chief Financial Officer

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